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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

        Date of Report (Date of earliest event reported): March 30, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

              Delaware                  0-27354                 65-0403311
  -------------------------------   ----------------    ----------------------
  (State or other jurisdiction of     (Commission          (I.R.S. Employer
  incorporation or organization)      File Number)      Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000


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Item 9.  Regulation FD Disclosure

         On March 30, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing its intention to offer in a private placement, subject to market and other conditions, $75 million aggregate principal amount of convertible senior subordinated debentures due 2024, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In addition, the Company will grant initial purchasers an option to purchase up to an additional $11,250,000 of the debentures. The interest rate, conversion rate, and offering price are to be determined by negotiations between the Company and the initial purchasers of the debentures. The Company will use the net proceeds from the offering to fund its ongoing operations and for general corporate purposes. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         In connection with the proposed offering, the Company has prepared an investor presentation that includes written communication comprised of slides which are attached as Exhibit 99.2 and incorporated herein by reference.

         These exhibits are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

         (a) Exhibits.

         Exhibit
         Number            Description
         -------           --------------------------------------------------
         99.1              Press Release dated March 30, 2004

         99.2              Investor Presentation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Impax Laboratories, Inc.

Date: March 30, 2004
                                              By: /s/ Barry R. Edwards
                                                  --------------------------
                                                  Barry R. Edwards
                                                  Chief Executive Officer




                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------  -------------------------------------------------------------
         99.1              Press Release dated March 30, 2004

         99.2              Investor Presentation